United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021 (November 15, 2021)

MoneyLion Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 West 21st Street, 9th Floor New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 380-1735

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of common stock, $0.0001 par value	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 15, 2021, MoneyLion Technologies Inc. (“Buyer”), a wholly owned subsidiary of MoneyLion Inc. (“MoneyLion”) completed its acquisition (the “Transaction”) of Malka Media Group LLC (“MALKA”) pursuant to the Membership Interest Purchase Agreement, by and among Buyer, MALKA, Jeffrey Frommer, Lyusen Krubich, Daniel Fried, and Pat Capra (collectively, the “Seller Members”).

At closing of the Transaction, MoneyLion (i) issued to the Seller Members $30 million in restricted shares of MoneyLion common stock at a price per share of $9.00, and (ii) paid to the Seller Members approximately $10 million in cash, in exchange for all of the issued and outstanding membership interests of MALKA. The Seller Members may earn up to an additional $35 million payable in restricted shares of common stock if MALKA’s revenue and EBITDA exceeds certain targets in 2021 and 2022. The total purchase price was approximately $75 million, assuming full achievement of the earnouts, subject to share price floors, make-whole provisions and customary purchase price adjustments for working capital.

At closing of the Transaction, MoneyLion entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Seller Members under which the Seller Members are entitled, in certain circumstances, to cause MoneyLion to register its shares of common stock for resale under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure

On November 16, 2021, MoneyLion issued a press release announcing the closing of the Transaction and published an investor presentation to provide an overview of the Transaction which will be made available on the investor relations section of MoneyLion’s website at https://investors.moneylion.com/. Copies of the press release and investor presentation are attached as Exhibits 99.1 and 99.2 and are incorporated in this Item 7.01 by reference.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated November 16, 2021, issued by MoneyLion Inc.
99.2	Investor Presentation, dated November 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

November 16, 2021	By:	/s/ Richard Correia
		Name:	Richard Correia
		Title:	Chief Financial Officer

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